UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

            Delaware                                      13-3357370
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
         incorporation)


                    51 James Way, Eatontown, New Jersey 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 29, 2005, Osteotech, Inc. (the "Company") issued a press release announcing that the Food and Drug Administration (the "FDA") has cleared its 510(k) for Grafton Plus(R) DBM Paste for use as a bone graft extender, bone graft substitute and bone void filler in orthopedic procedures. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

   Exhibit Number    Description

            99.1     Press Release of Osteotech, Inc. dated November 29, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OSTEOTECH, INC.


Date:  November 29, 2005                      By MICHAEL J. JEFFRIES
                                                 Michael J. Jeffries
                                                 Executive Vice President,
                                                 Chief Financial Officer
                                                 (Principal Financial
                                                 Officer and Principal
                                                 Accounting Officer)